Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Schmitt Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne A. Case and Jeffrey T Siegal, Chairman of the Board, President and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WAYNE A. CASE
Wayne A. Case
Chairman of the Board, President and Chief Executive Officer
August 13, 2008

/s/ JEFFREY T SIEGAL
Jeffrey T Siegal
Chief Financial Officer and Treasurer
August 13, 2008